UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON,  D.C.  20549

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EMBASSY BANCORP, INC.

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Timeless Vision. American Values at Work. 2016 Annual Report

Board of Directors Frank Banko III President & CEO, Warren Distributing Geoffrey F. Boyer, CFP Owner & Principal, Boyer Financial Group John G. Englesson President, zAxis Corporation Executive V.P., Integrity Business Services, LLC Bernard M. Lesavoy, Esquire Member/Partner, Lesavoy Butz & Seitz LLC David M. Lobach, Jr. Chairman of the Board, CEO & President Embassy Bancorp, Inc. and Embassy Bank for the Lehigh Valley John C. Pittman President & CEO J.C. Pittman Inc. Patti Gates Smith Owner GatesSmith Consulting John T. Yurconic President, JTY, Inc. President, Insurance Premium Financing, Inc. Executive Officers David M. Lobach, Jr. Chairman of the Board, CEO & President Judith A. Hunsicker Sr. Executive Vice President, COO, CFO, Secretary & Treasurer James R. Bartholomew Executive Vice President & SLO Commercial Lending Senior Vice Presidents David C. Arner, Electronic Banking & Security Tracy A. Barker, Deposit Operations & Human Resources Desty A. Bonstein, Private Banking Mark A. Casciano, Branch Administration Diane M. Cunningham, Consumer Lending, Commercial Services & Branch Administration Lynne M. Neel, Controller-Finance, Loan Operations & Assistant Secretary Terry M. Stecker, Commercial Lending Vice Presidents Michelle L. Barron, Deposit Operations Scott A. Karwacki, Credit Analysis Michael N. Lahanas, Commercial Lending Michael B. Macy, Commercial Lending Tracy L. McCarthy, Loan Operations Joellen D. Repsher, Commercial Services Brian M. Sabol, Commercial Lending Brandi L. Stefanov, Branch Administration Jennifer A. Tropeano, Consumer Lending Kristin A. Wannisky, Marketing Timothy P. Woodbridge, Commercial Lending Assistant Vice Presidents Bryan D. Lobach, Commercial Services Cynthia L. Morley, Commercial Lending Mary Beth Mulicka, Branch Administration Christine L. Pierce, Branch Administration Kystal A. Salce, Credit Analysis Debra A. Young, Commercial Services Heather K. Zoito, Private Banking Assistant Treasurers Janelle D. Creveling, Branch Administration Matthew J. DePatto, Branch Administration Gina P. Franco, Consumer Lending Kara Helfrich, Branch Administration Jessica L. Kalavoda, Consumer Lending Maria McGill, Deposit Operations & Human Resources Maria P. Nace, Branch Administration Taryn M. Pell, Consumer Lending Lisa A. Rex, Consumer Lending Laura S. Suplee, Assistant Controller-Finance Katrina A. Zeigler, Loan Operations

Board of Directors Frank Banko III President & CEO, Warren Distributing Geoffrey F. Boyer, CFP

Owner & Principal, Boyer Financial Group John G. Englesson

Executive V.P., Integrity Business Services, LLC President, zAxis Corporation Bernard M. Lesavoy, Esquire

Member/Partner, Lesavoy Butz & Seitz LLC David M. Lobach, Jr. Chairman of the Board, CEO & President Embassy Bancorp, Inc. and Embassy Bank for the Lehigh Valley John C. Pittman J.C. Pittman Inc. Patti Gates Smith Owner GatesSmith Consulting John T. Yurconic President, John Yurconic Agency President, Insurance Premium Financing, Inc. Executive Officers David M. Lobach, Jr. Chairman of the Board, CEO & President Judith A. Hunsicker Sr. Executive Vice President, COO, CFO, Secretary & Treasurer James R. Bartholomew Executive Vice President & SLO Commercial Lending Senior Vice Presidents David C. Arner, Electronic Banking & Security Tracy A. Barker, Deposit Operations & Human Resources Desty A. Bonstein, Private Banking Mark A. Casciano, Strategic Initiatives Diane M. Cunningham, Consumer Lending, Commercial Services, Branch Administration & Marketing Lynne M. Neel, Controller-Finance, Loan Operations & Assistant Secretary Vice Presidents Michelle L. Barron, Deposit Operations & Electronic Banking Scott A. Karwacki, Credit Analysis Michael N. Lahanas, Commercial Lending Michael B. Macy, Commercial Lending Susan M. McCann, Private Banking Tracy L. McCarthy, Loan Operations Joellen D. Repsher, Commercial Services Bryce E. Ruggieri, Commercial Lending Brian M. Sabol, Commercial Lending Brandi L. Stefanov, Branch Administration Jennifer A. Tropeano, Consumer Lending Kristin A. Wannisky, Marketing Timothy P. Woodbridge, Commercial Lending Assistant Vice Presidents Bryan D. Lobach, Commercial Services Cynthia L. Morley, Commercial Lending Mary Beth Mulicka, Branch Administration Christine L. Pierce, Branch Administration Krystal A. Salce, Credit Analysis Debra A. Young, Commercial Services Heather K. Zoito, Private Banking Assistant Treasurers Janelle D. Creveling, Branch Administration Antonio A. Dias, Deposit Operations Matthew J. DePatto, Branch Administration Gina P. Franco, Consumer Lending Kara Helfrich, Branch Administration Lori L. Herman, Branch Administration Jessica L. Kalavoda, Consumer Lending Maria P. Nace, Branch Administration Taryn M. Pell, Consumer Lending Lisa A. Rex, Consumer Lending Sara E. Stuber, Branch Administration Laura S. Suplee, Assistant Controller-Finance

Embassy Bancorp, Inc. (the “Company”) is a Pennsylvania corporation and registered bank holding company. It is the parent company of Embassy Bank For The Lehigh Valley (the “Bank”), a full service bank providing personal and business lending and deposit service through seven branch offices in the Lehigh Valley area of Pennsylvania. Transfer Agent Computershare P.O. Box 30170 College Station, TX 77842 Phone: 18003685948 Corporate Headquarters 100 Gateway Drive, Suite 100 P.O. Box 20405 Lehigh Valley, PA 18002-0405 6108828800 Fax: 6106915600 www.embassybank.com Annual Meeting The Annual Meeting of Embassy Bancorp, Inc. is scheduled for 5:30 PM, June 16, 2016 at the Best Western Lehigh Valley Hotel and Conference Center at 300 Gateway Drive, Bethlehem, Pennsylvania. All shareholders are invited to join us for a reception immediately following the meeting. Form 10-K Request The Company’s Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, is available without charge at the Company’s website at www.embassybank.com or by contacting: Judith Hunsicker, Chief Operating Officer Embassy Bancorp, Inc. P.O. Box 20405 Lehigh Valley, PA 18002-0405 Embassy Bancorp, Inc. common stock is quoted on the OTCQX under the symbol EMYB and is traded over-the-counter and in privately negotiated transactions. The common stock is not listed on any national securities exchange. OTC Markets (www.otcmarkets.com) maintains a list of market makers of Company common stock. You may also obtain this list by contacting Mark Casciano at 6108828803. On June 18, 2015, the Company declared an annual cash dividend of $0.10 per share. Dividend Reinvestment and Stock Purchase Plan The Company provides shareholders of record the opportunity to purchase shares of Company common stock through our Dividend Reinvestment and Stock Purchase Plan. Under the Plan, shareholders have the opportunity to use their cash dividends on some or all of their shares of Company common stock, as well as optional cash payments, to purchase additional shares of Company common stock. Eligibility to participate in the plan may be limited to certain jurisdictions, as determined in the discretion of the Company. To request a prospectus describing the plan, please contact the plan agent: Computershare P.O. Box 30170 College Station,TX77842 Phone: 18003685948 Internet: www.computershare.com 2015 Annual Report

Embassy Bancorp, Inc. (the “Company”) is a Pennsylvania corporation and registered bank holding company. It is the parent company of Embassy Bank For The Lehigh Valley (the “Bank”), a full service bank providing personal and business lending and deposit service through seven branch offices in the Lehigh Valley area of Pennsylvania. Transfer Agent Computershare P.O. Box 30170 College Station, TX 77842 Phone: 1-800-368-5948 Corporate Headquarters 100 Gateway Drive, Suite 100 P.O. Box 20405 Lehigh Valley, PA 18002-0405 610-882-8800 Fax: 610-691-5600 www.embassybank.com Annual Meeting The Annual Meeting of Embassy Bancorp, Inc. is scheduled for 5:30 PM, June 15, 2017 at the Best Western Lehigh Valley Hotel and Conference Center at 300 Gateway Drive, Bethlehem, Pennsylvania. All shareholders are invited to join us for a reception immediately following the meeting. Form 10-K Request The Company’s Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, is available without charge at the Company’s website at www. embassybank.com or by contacting: Judith Hunsicker, Chief Operating Officer Embassy Bancorp, Inc. P.O. Box 20405 Lehigh Valley, PA 18002-0405 Embassy Bancorp, Inc. common stock is quoted on the OTCQX under the symbol EMYB and is traded over-the-counter and in privately negotiated transactions. The common stock is not listed on any national securities exchange. OTC Markets (www. otcmarkets.com) maintains a list of market makers of Company common stock. You may also obtain this list by contacting Lynne Neel at 610-882-8805. On June 16, 2016, the Company declared an annual cash dividend of $0.13 per share. Dividend Reinvestment and Stock Purchase Plan The Company provides shareholders of record the opportunity to purchase shares of Company common stock through our Dividend Reinvestment and Stock Purchase Plan. Under the Plan, shareholders have the opportunity to use their cash dividends on some or all of their shares of Company common stock, as well as optional cash payments, to purchase additional shares of Company common stock. Eligibility to participate in the plan may be limited to certain jurisdictions, as determined in the discretion of the Company. To request a prospectus describing the plan, please contact the plan agent: Computershare P.O. Box 30170 College Station, TX 77842 Phone: 1-800-368-5948 Internet: www.computershare.com

LLENTOWN 1142 S Cedar Crest Blvd. 4842230018 EASTON Easton-Nazareth Hwy. & Corriere Rd. 4845361870 ALLENTOWN 4148 W Tilghman St. 4842231782 NAZARETH 10 N. Main St. 6106143251 BETHLEHEM 100 Gateway Dr. 6108828800 SAUCON VALLEY Route 378 & Colesville Rd. 6103322981 BETHLEHEM 925 West Broad St. 4848211210 TREXLERTOWN 6379 Hamilton Blvd. 6103368034

ALLENTOWN 1142 S Cedar Crest Blvd. (484) 223-0018 EASTON Easton-Nazareth Hwy. & Corriere Rd. (484) 536-1870 ALLENTOWN 4148 W Tilghman St. (484) 223-1782 NAZARETH 10 N. Main St. (610) 614-3251 BETHLEHEM 100 Gateway Dr. (610) 882-8800 SAUCON VALLEY Route 378 & Colesville Rd. (610) 332-2981 BETHLEHEM 925 West Broad St. (484) 821-1210 TREXLERTOWN 6379 Hamilton Blvd. (610) 336-8034